UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): February 6, 2001

                         Commission file number 0-23562

                                 MELTRONIX, INC.
             (Exact name of registrant as specified in its charter)



           California                                   94-3142624
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



9577 Chesapeake Drive, San Diego, California                       92123
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (858) 292-7000
                                                              ------------------

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ITEM 4.  CHANGE IN REGRISTANT'S CERTIFYING ACCOUNTANT.

(a)      Previous independent accountants.

(i) On February 6, 2001, the independent accountants for MeltroniX, Inc. (the "Registrant"), BDO Seidman, LLP, resigned.

(ii) The reports of BDO Seidman LLP on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the auditors' report covering the Registrant's financial statements included in the Registrant's Form 10-K for the year ended December 31, 1998, which contained a modification regarding the registrant's ability to continue as a going concern.

(iii) The Registrant's Audit Committee participated in and approved the new independent accountants.

(iv) In connection with the audits for the two most recent fiscal years and through February 6, 2001, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the nature presented in Item 304(a)1(iv) of Securities and Exchange Commission Regulation S-K, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through February 6, 2001, there have been no reportable events as defined in Item 304(a)1(v) Regulation S-K of Securities and Exchange Commission.

(vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 9, 2001, is filed as Exhibit 16 of this Form 8-K.

(b)      New independent accountants.

(i) The Registrant engaged Haskell & White LLP as its new independent accountants as of February 6, 2001. The Registrant did not consult with Haskell & White LLP on any matters prior to their retention.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


     16   Letter of BDO Seidman LLP dated February 9, 2001, regarding the disclosure contained in Item 4(a) of this report on Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           MELTRONIX, INC.
                                                           ---------------
                                                            (Registrant)



Date:    February 9, 2001          By: /s/  Andrew K. Wrobel
       ----------------------          -----------------------------------------
                                       Andrew K. Wrobel
                                       Chairman of the Board of Directors of the
                                       Company President and Chief Executive
                                       Officer, Director



Date:    February 9, 2001          By: /s/  Randal D. Siville
       ----------------------          -----------------------------------------
                                       Randal D. Siville
                                       Vice President of Finance,
                                       Chief Financial Officer and Secretary
                                       (Principal Financial and Accounting
                                       Officer)